SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant                      |X|
Filed by a Party other than the Registrant   | |

Check the appropriate box:

     Preliminary Proxy Statement
     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
x    Definitive Proxy Statement
     Definitive additional materials
     Soliciting material pursuant to section 240.14a-12

                           Phoenix Investment Trust 06
                       (formerly, Phoenix-Engemann Funds)
                    Registration Nos. 811-04506 and 033-01922

                               Phoenix Series Fund
                    Registration Nos. 811-00810 and 002-14069

      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|  No fee required.
| |  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

              (1) Title of each class of securities to which transaction applies:
              (2) Aggregate number of securities to which transaction applies:
              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
              (4)    Proposed maximum aggregate value of transaction:
              (5)    Total fee paid:

| |  Fee paid previously with preliminary materials:

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)    Amount previously paid:

              (2)    Form, Schedule or Registration Statement No.:
              (3)    Filing Party:
              (4)    Date Filed:

        IMPORTANT: PLEASE VOTE YOUR SHARES BEFORE JUNE 27, 2006.

May 30, 2006

Dear Shareholder:

I encourage you to take the time to read the enclosed Proxy Statement and cast your ballot for a special June 27, 2006 meeting of shareholders (the "Meeting") of the Phoenix Nifty Fifty Fund series of the Phoenix Investment Trust 06 (formerly, Phoenix-Engemann Funds) and the Phoenix Capital Growth Fund and the Phoenix Mid-Cap Growth Fund series of Phoenix Series Fund. Phoenix Investment Trust 06 and Phoenix Series Fund are each referred to herein as a "Trust" and, collectively, as the "Trusts." Each series of a Trust is referred to as a "Fund" and, collectively, as the "Funds." Your vote is vital to the outcome of the proposals that are being presented by the Boards of Trustees of the Trusts.

Shareholders of the Phoenix Nifty Fifty Fund will be presented with a proposal for the approval of a new Investment Advisory Agreement between the Phoenix Investment Trust 06, on behalf of the Phoenix Nifty Fifty Fund, and Phoenix Investment Counsel, Inc. ("PIC"), which would replace Engemann Asset Management ("EAM") as investment adviser of the Fund. Shareholders of Phoenix Capital Growth Fund and Phoenix Mid-Cap Growth Fund will be presented with a proposal for the approval of a new Subadvisory Agreement between PIC and Harris Investment Management, Inc. ("Harris") which would replace EAM as subadviser of each of these Funds. Phoenix Nifty Fifty Fund will be presented with a proposal for the approval of a new Subadvisory Agreement between PIC (which is proposed to be this Fund's new investment adviser) and Harris.

As described in more detail in the enclosed Proxy Statement, PIC and EAM are affiliated companies, however, PIC has more experience in managing and monitoring subadvisers. Accordingly, the Boards of Trustees of the Trusts believe that shareholders' interest will benefit by having PIC serve as investment adviser of the Funds and Harris serve as subadviser of the Funds to perform the day-to-day management of the assets of each of the Funds. Additionally, the Boards believe that the management of the Funds by PIC and Harris will result in superior performance of the Funds as compared to the Funds' performance under the management of EAM. Answers to questions about each proposal, the voting process and the shareholder meeting are also included in the enclosed Proxy Statement.

The Boards of Trustees have carefully assessed these proposals, and unanimously recommend that shareholders vote FOR the proposals. To confirm the Boards' recommendations, please vote FOR all the proposals on the enclosed proxy card.

YOUR VOTE COUNTS, AND DELAYING TO VOTE CAN POTENTIALLY ADD TO THE COST OF THIS PROXY SOLICITATION. PLEASE CAST YOUR BALLOT TODAY - BY MAIL, TELEPHONE OR ONLINE
- BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

If you have any questions, please call Phoenix Mutual Fund Services at 1-800-243-1574, Monday through Thursday, 8 AM to 6 PM Eastern Time, Friday until 5 PM.

Your vote is important. Please take a moment after reviewing the enclosed materials to vote your shares. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc. reminding you to vote your shares.

Sincerely,

/s/ Daniel T. Geraci
Daniel T. Geraci
President and Chief Executive Officer
Phoenix Investment Partners, Ltd.

                             Q & A FOR SHAREHOLDERS


     While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of the matters affecting the Funds of the Trusts that will be the subject of a shareholder vote.

Q. What issues am I being asked to vote on at the upcoming meeting on June 27, 2006?

A. Shareholders of the Phoenix Nifty Fifty Fund are asked to approve a new Investment Advisory Agreement between Phoenix Investment Counsel, Inc. ("PIC") and the Phoenix Investment Trust 06, on behalf of the Phoenix Nifty Fifty Fund (the "Investment Advisory Agreement") to replace the existing investment advisory agreement with Engemann Asset Management ("EAM"), an affiliated company of PIC.

     Shareholders of the Phoenix Nifty Fifty Fund, the Phoenix Capital Growth Fund and the Phoenix Mid-Cap Growth Fund are asked to approve a new Subadvisory Agreement between PIC and Harris Investment Management, Inc. ("Harris") (the "Subadvisory Agreement(s)").

Q. Why is the investment advisory role of the Phoenix Nifty Fifty Fund being transitioned to PIC?

A. PIC would replace EAM in the role of investment adviser. Phoenix and EAM are affiliated companies; however, PIC has more experience managing and monitoring subadvisers. This is particularly relevant as shareholders of the Phoenix Nifty Fifty Fund are also being asked to approve a new Subadvisory Agreement with Harris, which would perform the day-to-day investment management in place of EAM. The Board believes that the management of the Phoenix Nifty Fifty Fund by PIC and Harris will result in improved performance of the Phoenix Nifty Fifty Fund.

Q. Why is the subadvisory role of the Phoenix Nifty Fifty Fund, the Phoenix Capital Growth Fund and the Phoenix Mid-Cap Growth Fund being transitioned to Harris?

A. PIC and Harris have entered into a strategic arrangement, pursuant to which the funds of the Harris Insight Funds Trust (the "Harris Funds") would be integrated into the Phoenix family of mutual funds (the "Phoenix Funds"). As part of this expanded business relationship between PIC and Harris, the Boards of Trustees of the Trusts recently approved Harris as subadviser to the Funds, subject to approval by the shareholders of the Funds. PIC has undertaken many new strategic initiatives to build upon the foundation of its core asset management business. Specifically, PIC has determined that its future business model will be best served by having the Funds managed by Harris' money managers.

Q.   Why was Harris chosen as subadviser for the Funds?

A. The Boards believe that the Funds' shareholders can benefit most from the management of the Funds by Harris and PIC with day-to-day management of the Funds' assets by the equity team at Harris, which has demonstrated superior investment performance. The Boards believe that the management of the Funds by PIC and Harris will result in improved performance. Harris, an investment adviser registered under the Investment Advisers Act of 1940, is a wholly-owned subsidiary of Harris Bankcorp, Inc., which is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution. Based in Chicago, Harris has been an investment adviser since 1989 and has approximately $21.7 billion in assets under management as of December 31, 2005. For more information about Harris, visit www.theharris.com.

Q.   Will the Funds' investment objectives or strategies change?

A. PIC does not currently contemplate that material changes will be made to the principal investment objectives or strategies of the Funds if the proposals are approved.

Q. Will the investment management fee rates change upon approval of the proposals?

A. No. The investment management fee rates will remain the same as they are currently. The Funds will pay no fee directly to Harris as the subadviser; these fees will be paid by PIC.

Q. Will I still be a shareholder of the Funds of which I am currently a shareholder?

A.   Yes.

Q.   What happens if a proposal is not approved?

A. If the required vote is not received with respect to any of the proposals, the Boards will determine what options are available for the Funds.

Q.   Have the Boards of Trustees approved the proposals?

A. Yes. Your Board unanimously approved the proposals and recommends that you vote in favor of each proposal.

Q. Who will pay for the proxy solicitation and legal costs associated with the proposals?

A.   The costs associated with this Proxy Statement will be borne by PIC.

Q.   Are there service or account changes I need to know about now?

A.   There will be no changes to your Phoenix account or account services.

Q.   How do I vote my shares?

A. If you do not expect to attend the Meeting, you may vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. You may also vote your shares by attending the Meeting. IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

Q.   Will anyone contact me?

A. You may receive a call from our proxy solicitor, Computershare Fund Services, Inc. ("CFS") to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

Q.   What should I do if I receive more than one proxy card?

A. Because each Fund's shareholders must vote separately, you may be sent a proxy card for each Fund account that you have. Please vote on all proposals shown on each proxy card that you receive.

Q.   Whom should I call for additional information about this Proxy Statement?

A. Please call CFS, your Fund's proxy agent, at 866-343-1411. CFS has been engaged to assist in the solicitation of proxies at an estimated cost of $58,100 to $163,200, plus expenses. As the Meeting date approaches, certain shareholders of the Funds may receive telephone calls from representatives of CFS if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases in which a telephonic proxy is solicited, the CFS representative is required to ask for each shareholder's full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the CFS representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the shareholder's instructions on each proposal. Although the CFS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. CFS will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call CFS immediately if his or her instructions are not correctly reflected in the confirmation.

--------------------------------------------------------------------------------

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF YOU USE THE ACCOMPANYING ENVELOPE TO MAIL THE PROXY CARD IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

--------------------------------------------------------------------------------

                           PHOENIX INVESTMENT TRUST 06
                       (formerly, PHOENIX-ENGEMANN FUNDS)
                on behalf of the Phoenix Nifty Fifty Fund series

                               PHOENIX SERIES FUND
                  on behalf of the Phoenix Capital Growth Fund
                   and the Phoenix Mid-Cap Growth Fund series

                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 1-800-243-1574
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To be held on June 27, 2006

To the Shareholders:

              NOTICE IS HEREBY GIVEN THAT a special meeting of the shareholders of the Phoenix Nifty Fifty Fund series of Phoenix Investment Trust 06 (formerly, Phoenix-Engemann Funds) and the Phoenix Capital Growth Fund series and Phoenix Mid-Cap Growth Fund series of Phoenix Series Fund will be held at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06103, on June 27, 2006 at 2:00 p.m. Eastern Time and any adjournments thereof (the "Meeting"). Phoenix Investment Trust 06 and Phoenix Series Fund, each a Delaware statutory trust, are each referred to herein as a "Trust", and, collectively, as the "Trusts." Each series of a Trust is referred to as a "Fund" and, collectively, as the "Funds." The Meeting will be held for the following purposes:

              1. To approve an Investment Advisory Agreement between Phoenix Investment Counsel, Inc. ("PIC") and the Phoenix Investment Trust 06, on behalf of the Phoenix Nifty Fifty Fund (Proposal 1). Shareholders of the Phoenix Nifty Fifty Fund will vote on this proposal.
              2. To approve a Subadvisory Agreement between PIC and Harris Investment Management, Inc. ("Harris"). Shareholders of the applicable Funds will vote on these proposals.
                     o Proposal 2A: To approve a Subadvisory Agreement for Phoenix Capital Growth Fund.
                     o Proposal 2B: To approve a Subadvisory Agreement for Phoenix Mid-Cap Growth Fund.
                     o Proposal 2C: To approve a Subadvisory Agreement for Phoenix Nifty Fifty Fund.
              3. To transact any other business that may properly come before the Meeting.

              The Board of Trustees has fixed the close of business on May 17, 2006 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

              Whether or not you plan to attend the Meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:

              o   THROUGH THE INTERNET - https://vote.proxy-direct.com

              o   BY TELEPHONE - 866-241-6192

              o BY MAIL - using the enclosed proxy card(s) and postage paid envelope

              o   IN PERSON - at the Meeting

              We encourage you to vote by telephone or Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

              If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposal notice above.

                                              By order of the Boards of Trustees

                                              /s/ Kevin J. Carr, Esq.
                                              -----------------------
                                              Kevin J. Carr, Esq.
                                              Title: Secretary


May 27, 2006

              SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR VOTE BY TELEPHONE OR BY THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE OR, WITH RESPECT TO TELEPHONE OR INTERNET VOTING, ON THE PROXY CARD. IT IS IMPORTANT THAT THE PROXY BE VOTED PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Joint owners should each sign, exactly as your names(s) are shown in the registration.

         3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

     REGISTRATION                                               VALID SIGNATURE
     ------------                                               ---------------



     CORPORATE ACCOUNTS

     (1) ABC Corp...............................................ABC Corp.
     (2) ABC Corp  .............................................John Doe, Treasurer
     (3) ABC Corp. c/o John Doe, Treasurer......................John Doe

     (4) ABC Corp. Profit Sharing Plan .........................John Doe, Trustee

     TRUST ACCOUNTS

     (1) ABC Trust .............................................Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee u/t/d 12/28/78....................Jane B. Doe

     CUSTODIAN OR ESTATE ACCOUNTS

     (1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA.....John B. Smith
     (2) Estate of John B. Smith................................John B. Smith, Jr., Executor

                           PHOENIX INVESTMENT TRUST 06
                       (formerly, PHOENIX-ENGEMANN FUNDS)
                on behalf of the Phoenix Nifty Fifty Fund series

                               PHOENIX SERIES FUND
               on behalf of the Phoenix Capital Growth Fund series
                   and the Phoenix Mid-Cap Growth Fund series

                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 1-800-243-1574

                         SPECIAL MEETING OF SHAREHOLDERS
                           To be held on June 27, 2006

                                 PROXY STATEMENT

              This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of Phoenix Investment Trust 06 and Phoenix Series Fund, Delaware statutory trusts, each of which is referred to herein as a "Trust", and, collectively, as the "Trusts." Phoenix Capital Growth Fund and Phoenix Mid-Cap Growth Fund are each a series of Phoenix Series Fund and Phoenix Nifty Fifty Fund is a series of Phoenix Investment Trust 06. Each series of a Trust is referred to as a "Fund" and, collectively, as the "Funds." The proxies will be used at the special meeting of shareholders to be held at 56 Prospect Street, Hartford, Connecticut 06103 on June 27, 2006 (the "Meeting") and any adjournment(s) thereof. The Meeting will be held at the offices of Phoenix Investment Partners, Ltd. for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about May 30, 2006 or as soon as practicable thereafter. The close of business on May 17, 2006 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Each shareholder shall be entitled to one vote for each dollar of net asset value (determined as of the Record Date) of each share owned by such shareholder on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. On the Record Date the following shares were outstanding representing the following number of votes:

   TRUST, Fund and Class             Shares Outstanding        Votes Represented
   ---------------------             ------------------        -----------------

PHOENIX INVESTMENT TRUST 06
Phoenix Nifty Fifty Fund
         Class A                      2,130,580.0500           38,478,275.7030
         Class B                        403,737.3180            6,488,058.7003
         Class C                        376,013.9460            6,042,544.1122
PHOENIX SERIES FUND
Phoenix Capital Growth Fund
         Class A                     34,306,501.7505          508,079,290.9249
         Class B                        731,018.0260            9,963,775.6944

   TRUST, Fund and Class             Shares Outstanding       Votes Represented
   ---------------------             ------------------       -----------------

Phoenix Mid-Cap Growth Fund
         Class A                      8,511,701.2010          142,145,410.0567
         Class B                        744,187.9890           11,162,819.8350
         Class C                         35,639.3790              533,877.8974

              Copies of the Trusts' most recent annual and/or semi-annual reports are available free of charge via the Internet at www.PhoenixFunds.com, by calling 800-243-1574, or by writing Phoenix Funds, P.O. Box 830, Boston, MA 02266-8301.

              It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, Internet or personal contact by representatives of the Trusts. Computershare Fund Services, Inc. ("CFS") has been engaged to assist in the distribution and tabulation of proxies and to assist in the solicitation of proxies. The anticipated cost of this proxy solicitation is approximately $58,100 to $163,200. The costs associated with this Proxy Statement will be borne by PIC.

              Any shareholder submitting a proxy has the power to revoke it prior to its use by attending and voting in person at the Meeting, by mailing a notice of revocation to the Secretary at the principal office of the Trusts, or by executing a superseding proxy by telephone or through the Internet to the Trusts. All properly executed but unmarked proxies received before the Meeting will be voted FOR the approval of all of the proposals contained in this Proxy Statement.

              Thirty-three and one-third percent (33 1/3%) of the outstanding shares of each Fund must be present in person or by proxy to constitute a quorum for the transaction of business for such Fund. If the necessary quorum to transact business or the vote required to approve the proposals is not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote those proxies that are entitled to vote in favor of the proposals, and all properly executed but unmarked proxies in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposals. Proxies received with an instruction to abstain from voting will abstain from voting on any adjourned proposal. A vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

              The inspectors of election will treat abstentions and "broker non-votes" (i.e. shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) of shares represented at the Meeting as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Meeting). Abstentions and broker non-votes will be treated as shares voted against a proposal.


              Proposal 1 will be voted on by shareholders of the Phoenix Nifty Fifty Fund. Proposals 2A., 2B. and 2C. will be voted on by shareholders of the applicable Funds.

                           BACKGROUND OF THE PROPOSALS

              PIC and Harris recently entered into an arrangement pursuant to which PIC became investment adviser and Harris became subadviser of the funds of the Harris Insight Funds Trust (the "Harris Funds") and the Harris Funds will be integrated into the Phoenix family of mutual funds (the "Phoenix Funds"). As part of the expanded business relationship between PIC and Harris, the Boards of Trustees of the Trusts recently approved Harris as subadviser to the Funds, subject to approval by the shareholders of the Funds which is being requested in this Proxy Statement. PIC has undertaken many new strategic initiatives to build upon the foundation of its core asset management business. Specifically, PIC has determined that its future business model will be best served by having the Funds managed by Harris' money managers.

              The arrangement pursuant to which PIC became investment adviser and Harris became subadviser of the Harris Funds has been approved by shareholders of the Harris Funds on May 18, 2006 and is subject to certain other conditions. A proxy statement was filed by the Harris Funds seeking approval by shareholders of the Harris Funds on April 18, 2006. In connection with the arrangement between PIC and Harris, PIC will make certain payments to Harris in an amount that Harris has informed the Harris Funds is not material to Harris. PIC has also agreed with Harris not to recommend to the Board of the Harris Funds, the termination of the new subadvisory agreements with Harris for the Harris Funds for five years, other than for "cause" (which includes such things as significant changes in portfolio management personnel, material failures of compliance with applicable laws or regulations and any event, circumstance or condition that makes it necessary for PIC to initiate or recommend such a termination in the good faith exercise of PIC's fiduciary duties). In the event that PIC recommends a termination of Harris' new subadvisory agreement with respect to the Harris Funds without cause, PIC could become subject to a potentially significant monetary penalty. In addition, Harris has agreed to take certain actions to facilitate the continued provision of its subadvisory services to PIC and agreed that Harris and certain affiliates will not engage in certain competitive activities. In exchange, PIC has agreed to make a payment to Harris in the event that the revenues Harris has received from its relationship with PIC have not reached specified levels in five years. Harris has informed the Harris Funds that the value of these contingent payments would not be expected to be material to Harris.

              Although PIC and Harris have entered into the business relationship described above, the arrangement is not a condition to the proposals described in this Proxy Agreement.

                        BOARDS OF TRUSTEES RECOMMENDATION

              The Boards of Trustees met on March 23, 2006 to discuss the proposals contained in this Proxy Statement. The Boards voted unanimously to approve the proposals. THE BOARD OF TRUSTEES RECOMMEND THAT YOU VOTE "FOR" ALL OF THE PROPOSALS CONTAINED IN THIS PROXY STATEMENT.

                    PROPOSAL 1: APPROVAL OF A NEW INVESTMENT
               ADVISORY AGREEMENT FOR THE PHOENIX NIFTY FIFTY FUND

REQUIRED VOTE

              Approval of the new Investment Advisory Agreement (the "New Agreement") with PIC requires the affirmative vote of a majority of the outstanding voting securities of the Phoenix Nifty Fifty Fund with all of the Phoenix Nifty Fifty Fund's share classes voting together. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a majority of a fund's outstanding voting securities (a "Majority Vote") is defined as the lesser of
(1) 67% of the outstanding shares represented at a meeting at which more than 50% of a fund's outstanding shares are present in person or represented by proxy or (2) more than 50% of a fund's outstanding voting securities. If the New Agreement is not approved by the shareholders of the Phoenix Nifty Fifty Fund, EAM would continue to serve as the Phoenix Nifty Fifty Fund's investment adviser at the current fee level, until the expiration of the current Investment Advisory Agreement (the "Current Agreement"), and the Board of Trustees would consider the options available to the Phoenix Nifty Fifty Fund at that time.

NEW AGREEMENT

              Other than the parties involved, the New Agreement does not differ from the Current Agreement. Under the New Agreement, PIC would perform the same supervisory services currently performed by EAM as adviser but will engage Harris to serve as subadviser (if the Subadvisory Agreement with Harris, discussed below, is approved by shareholders). Harris will perform the day-to-day investment management in place of EAM. EAM and PIC are affiliated companies. The reason for entering into the New Agreement with PIC is that PIC has more experience in dealing with and monitoring subadvisers. Further, for ease of administration and possible economies of scale, PIC and EAM agree that management of subadvisory relationships should be undertaken by one entity - PIC. The New Agreement will continue in effect until December 31, 2007, and thereafter from year to year so long as such continuance is approved annually by a majority of the Phoenix Nifty Fifty Fund's Independent Trustees, and by either a majority of the outstanding voting shares of the Phoenix Nifty Fifty Fund or the Trustees of the Phoenix Nifty Fifty Fund. As discussed in Proposal 2C. below, the Board of Trustees is also recommending that PIC enter into a Subadvisory Agreement with Harris on behalf of the Phoenix Nifty Fifty Fund.

              The New Agreement, as is the case with respect to the Current Agreement, will provide that PIC shall not be liable to the Phoenix Nifty Fifty Fund or to any shareholder of the Phoenix Nifty Fifty Fund for any error of judgment or mistake of law or for any loss suffered by the Phoenix Nifty Fifty Fund or by any shareholder of the Phoenix Nifty Fifty Fund in connection with the matters to which the New Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the PIC in the performance of its duties hereunder.

CURRENT AGREEMENT

              The Phoenix Investment Trust 06 (formerly, Phoenix-Engemann Funds), on behalf of the Phoenix Nifty Fifty Fund, has entered into the Current Agreement with EAM, which is located at 600 North Rosemead Boulevard, Pasadena, California 91107. The Current Agreement provides that EAM will have overall supervisory responsibility for the investment program of the Phoenix Nifty Fifty Fund and at its own expense will provide office space for the Phoenix Nifty Fifty Fund as well as pay the salaries, fees and expenses of the Phoenix Nifty Fifty Fund's officers and of those Trustees who are interested persons of EAM. EAM is also authorized to perform the management and administrative services necessary for the operation of the Phoenix Nifty Fifty Fund. For providing these services, EAM receives a monthly fee calculated at an annual rate based on 0.90% for the first $50 million of the Phoenix Nifty Fifty Fund's assets, 0.80% on the next $450 million and 0.70% on the excess over $500 million. The Phoenix Nifty Fifty Fund paid EAM $659,835 for the fiscal year ended December 31, 2005. The Phoenix Nifty Fifty Fund made no other material payments to EAM during its last fiscal year.

              The Current Agreement with EAM was dated September 3, 1997, and continued in effect until September 2, 1999, and thereafter from year to year so long as such continuance was approved annually by a majority of the Phoenix Nifty Fifty Fund's Trustees who were not interested persons of any party to the Current Agreement ("Independent Trustees") or by a majority of the outstanding voting shares of the Phoenix Nifty Fifty Fund. The Current Agreement with EAM was approved by shareholders on August 28, 1997. The Current Agreement (i) may be terminated without the payment of any penalty by the Phoenix Nifty Fifty Fund or EAM on 60 days written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Phoenix Nifty Fifty Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Phoenix Nifty Fifty Fund. The Board most recently voted to renew the Current Agreement on November 4, 2005.

BASIS FOR THE BOARD RECOMMENDATION

              In evaluating, approving and recommending to the Phoenix Nifty Fifty Fund's shareholders that they approve this Proposal, the Board of Trustees requested and evaluated information provided by PIC which, in the Board's view, constituted information necessary for the Board to form a judgment as to whether the New Agreement would be in the best interests of the Phoenix Nifty Fifty Fund and its shareholders. Prior to making its final decision, the Independent Trustees met privately with independent counsel to discuss the information provided.

              In recommending that shareholders approve the proposal, the Board considered various factors, including:

              1) the rate of the investment advisory fee and other expenses that would be paid by the Phoenix Nifty Fifty Fund under the New Agreement as compared to those paid under the Current Agreement. Consideration was given to a comparative analysis of the investment advisory fees and total expense ratio of the Fund compared with those of a group of other funds with similar characteristics. Specifically, the Board noted that current and proposed fees were slightly above the median of advisory fees for comparable funds;

              2) the nature, extent and quality of investment advisory services that would be provided by PIC to the Phoenix Nifty Fifty Fund, including efforts to improve the Phoenix Nifty Fifty Fund's performance by entering into a subadvisory relationship with Harris. The Board concluded that the nature, extent and quality of investment advisory services was reasonable based, in part, upon services provided to the Phoenix Nifty Fifty Fund including performance reporting, oversight of investment programs, compliance testing and reporting, and presentations on the economic environment and general investment outlook.

              The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years and its current experience in acting as an investment adviser to 16 fund companies totaling more than 50 mutual funds and as adviser to institutional clients. The Board also noted the extent of benefits that are provided shareholders of the Phoenix Nifty Fifty Fund from being part of the Phoenix Funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to shareholders of the Phoenix Nifty Fifty Fund by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

              3) benefits to PIC in providing investment advisory services to the Phoenix Nifty Fifty Fund. In this regard, the Board considered the level of profits realized by PIC and its affiliates in connection with the operation of the Phoenix Nifty Fifty Fund, noting that the profit was primarily the difference between the advisory fee received and the subadvisory fee paid; and

              4) possible economies of scale to be achieved through the reduction in advisory and other fees as assets grow while managing the Phoenix Nifty Fifty Fund under the proposed New Agreement. The Board noted that the management fee included breakpoints based on the amount of assets under management and that it was likely that the Fund would achieve economies of scale in fixed costs and that shareholders may benefit from these economies of scale.

              In considering the proposal, the Board concluded that by entering into the New Agreement, PIC could use its expertise to monitor the Phoenix Nifty Fifty Fund's proposed subadvisory relationship with Harris.

               PROPOSAL 2: APPROVAL OF THE SUBADVISORY AGREEMENTS
                     WITH HARRIS INVESTMENT MANAGEMENT, INC.

               PROPOSAL 2A: APPROVAL OF SUBADVISORY AGREEMENT FOR
                           PHOENIX CAPITAL GROWTH FUND

               PROPOSAL 2B: APPROVAL OF SUBADVISORY AGREEMENT FOR
                           PHOENIX MID-CAP GROWTH FUND

               PROPOSAL 2C: APPROVAL OF SUBADVISORY AGREEMENT FOR
                            PHOENIX NIFTY FIFTY FUND

REQUIRED VOTE

              Approval of the Subadvisory Agreements with Harris requires a Majority Vote of the shareholders of each of Phoenix Capital Growth Fund and Phoenix Mid-Cap Growth Fund, each a series of Phoenix Series Fund and Phoenix Nifty Fifty Fund, a series of Phoenix Investment Trust 06, respectively, with each of the Fund's share classes voting together. If a new Subadvisory Agreement is not approved, the relevant Board of Trustees will consider the options available to the Fund that are in the best interests of shareholders.

THE SUBADVISORY AGREEMENT

              On March 23, 2006, the Trustees of the Trusts, including a majority of the Independent Trustees, unanimously approved the proposed Subadvisory Agreements. The Boards believe that the Funds' shareholders can benefit most from management of the Funds' assets by the equity team at Harris, which has demonstrated superior investment performance. The Boards believe that the management of the Funds by PIC and Harris will result in improved performance of the Funds. PIC does not currently contemplate that any material changes to the Funds' principal investment strategies would occur if the Subadvisory Agreements are approved.

              The Subadvisory Agreements between PIC and Harris would obligate Harris to: (i) make investment decisions on behalf of the Funds; (ii) place all orders for the purchase and sale of investments for the Funds with brokers or dealers selected by Harris; (iii) vote all proxies for portfolio securities in accordance with policies and procedures adopted by the Funds; and (iv) perform certain limited related administrative functions in connection therewith.

              The Subadvisory Agreements would provide that Harris shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Subadvisory Agreements, or in accordance with specific directions or instructions from the Funds, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions or laws and regulations applicable to the Funds, as defined in the then current registration statements of the Funds or under the 1940 Act and that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the Subadvisory Agreements.

              The Funds would pay no fee directly to Harris as the subadviser. Under the Subadvisory Agreements, the fees to be paid to Harris by PIC are to be 50% of the gross management fee payable to PIC as calculated based on the average daily net assets of each of the Funds. The fees shall be prorated for any month during which the Subadvisory Agreements are in effect for only a portion of the month. In computing the fees to be paid to Harris, the net asset value of the Funds shall be as set forth in the then current registration statements of the Funds.

BASIS FOR THE BOARD'S RECOMMENDATION

              At a meeting of the Boards of Trustees on March 23, 2006, the Trustees conferred with representatives of PIC and Harris to consider the proposal by Harris and its effect on the Funds. In evaluating, approving and recommending to the Funds' shareholders that they approve this proposal, the Boards of Trustees requested and evaluated information provided by PIC and Harris which, in the Boards' view, constituted information necessary for the Boards to form a judgment as to whether PIC's entering into the Subadvisory Agreements with Harris would be in the best interests of the Funds and their shareholders. Prior to making its final decision, the Independent Trustees met privately with independent counsel to discuss the information provided.

              In their deliberations, the Trustees did not identify any particular information that was all important or controlling, and the Trustees attributed different weights to the various factors. In recommending that shareholders approve this proposal, the Trustees considered various factors, including:

              1) the nature, extent and quality of the services to be provided by Harris. The Trustees considered the experience of the investment professionals from Harris who would be providing services under the Subadvisory Agreements and noted the breadth and depth of experience presented. The Boards concluded that the nature, extent and quality of the overall services that would be provided by the Subadviser to the Funds and their shareholders would be reasonable. The Boards' opinion was based, in part, upon the extensive experience of the Subadviser (which has been an investment adviser to funds, institutions and individuals since 1989) and the investment professionals from Harris. The Boards noted that a primary factor in portfolio manager bonus is performance and this aligned the interests of the Funds and the portfolio managers.

              2) that Harris's portfolio management is team managed with more than 10 years cumulative trading and investing experience;

              3) a review and comparison of the proposed subadvisory fees of funds with substantially similar investment objectives, policies and strategies of the Funds. In this regard, the Board noted that the proposed subadvisory fee of 50% of the investment advisory fee of the Phoenix Nifty Fifty Fund and the Phoenix Capital Growth Fund was slightly above the subadvisory fee median of 48% of the investment advisory fee of funds with substantially similar investment objective, policies and strategies. The Board also noted that proposed subadvisory fee of 50% of the investment advisory fee of the Phoenix Mid-Cap Growth Fund was slightly below the subadvisory fee median of 52% of the investment advisory fee of funds with substantially similar investment objectives, policies and strategies. Based on the foregoing, the Boards concluded that the proposed subadvisory fee of 50% of the investment advisory fees of the Funds was reasonable;

              4) the investment performance of Harris. The Boards placed significant emphasis on the investment performance of Harris in view of its importance to shareholders.

Particular attention in assessing Harris' performance was given to materials prepared by PIC using information from Lipper Financial Services ("Lipper") furnished for the contract approval process. The Lipper information showed the investment performance of the Phoenix Nifty Fifty Fund, the Phoenix Capital Growth Fund and the Phoenix Mid-Cap Growth Fund shares for the 1, 3 and 5 year periods ended December 31, 2005. The Lipper information compared each Fund's investment performance for those periods to performance information of a peer group of funds and a relevant market index for each Fund for the same time period. In addition, the Board was provided with materials prepared by Harris that compared the Phoenix Nifty Fifty Fund and the Phoenix Capital Growth Fund performance to the performance of the Harris Large Cap Growth Composite which is comprised of the prior performance of all discretionary accounts eligible for inclusion in the composite managed by Harris with substantially similar investment objectives, policies and strategies as the Phoenix Nifty Fifty Fund and the Phoenix Capital Growth Fund for the relevant time period. The Board was also provided with materials prepared by Harris that compared the performance of the Phoenix Mid-Cap Growth Fund with a Back-Tested Harris Mid-Cap Growth Composite which is a purely hypothetical calculation of how a portfolio might have performed if it had existed using substantially the same investment methodology currently employed by Harris. Harris created the back-tested model by starting with the Russell Mid-Cap Index and a list of 30-50 factors such as price to earnings ratios and relative strength. Harris then formed 10 grouping of issues based on the factors. The groups were formed monthly over a test period of at least ten years. The scores examined at the group level included active return over certain holding periods and fundamental characteristics. The factors were then scaled down to, among other things, eliminate highly correlated factors and then were combined into a composite model. The model is a weighted average of the scaled factors. The composite model was then tested at the group level in the same manner as the individual factors were tested. Harris then simulated the process of actually managing the portfolio. The simulations involved using the model to select portfolios over an historic period. The Board noted that back-tested performance is purely hypothetical, does not represent actual performance or the impact of fund fees and expenses and was provided for informational purposes only.

         Based on the foregoing information, the Boards noted the following:
With respect to the Phoenix Nifty Fifty Fund, the Board observed that the performance of the Harris Large Cap Growth Composite was higher than the Fund's performance, the Russell 1000 Growth Index performance and the performance of a significant number of funds in the Fund's peer group of funds during the time periods shown. With respect to the Phoenix Capital Growth Fund, the Board observed that the performance of the Harris Large Cap Growth Composite was higher than the Fund's performance, the Russell 1000 Growth Index performance and the performance of a significant number of funds in the Fund's peer group of funds during the time periods shown. With respect to the Phoenix Mid-Cap Growth Fund, the Board observed that the performance of the Harris Back-Tested Mid Cap Growth Composite was higher than the Fund's performance, the Russell MidCap Growth Index and the performance of a significant number of funds in the Fund's peer group of funds during the time periods shown with the exception of the three year period in which the Fund performance and the Russell MidCap Growth Index performance was higher than the Harris Back-Tested MidCap Growth Composite performance. The Boards concluded that the performance of Harris as a subadviser as shown in the materials provided was satisfactory and that appointing Harris as subadviser could potentially improve the performance of the Funds;

              5) the fact that there are no other tangible benefits to Harris in providing investment advisory services to the Funds, other than the fee to be earned under the Subadvisory Agreements. There may be certain intangible benefits gained to the extent that serving the Funds could enhance Harris's reputation in the marketplace, and, therefore, would enable Harris to attract additional client relationships; and

              6) the Boards' consideration and approval of the strategic business arrangements with Harris previously described.

              Based on the foregoing, the Boards concluded that the proposed Subadvisory Agreements were favorable for shareholders because shareholders could benefit from management of the Funds' assets by the portfolio management team at Harris.

                           MORE INFORMATION ABOUT PIC

              PIC is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. Phoenix Equity Planning Corporation ("PEPCO"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP") owns all of the outstanding stock of PIC. The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut is the sole shareholder of PXP. PNX's primary place of business is One American Row, Hartford, CT 06102-5056. PIC acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over 70 years. As of March 31, 2006, PIC had approximately $19.2 billion in assets under management.

              The following persons serve as the principal executive officers of PIC at the address for PIC listed above with their principal Phoenix occupations noted in parenthesis: Daniel T. Geraci, Director and President (President and Chief Executive Officer, Phoenix Investment Partners, Ltd.); Michael E. Haylon, Director (Executive Vice President and Chief Financial Officer, The Phoenix Companies, Inc.); James D. Wehr, Executive Vice President (Executive Vice President and Chief Investment Officer, The Phoenix Companies, Inc.); George R. Aylward, Executive Vice President (Executive Vice President and Chief Operating Officer, Phoenix Investment Partners, Ltd.); Doreen A. Bonner, Vice President and Chief Compliance Officer (Senior Compliance Officer, Phoenix Life Insurance Company); Glenn H. Pease, Vice President, Finance and Treasurer (Vice President, Finance, and Treasurer, Phoenix Investment Partners, Ltd.); Kevin J. Carr, Vice President and Assistant Secretary (Vice President and Counsel, The Phoenix Companies, Inc.); John H. Beers, Vice President and Clerk (Vice President and Secretary, The Phoenix Companies, Inc.); and John R. Flores, Vice President and Anti-Money Laundering Officer (Vice President, Counsel and Chief Compliance Officer, The Phoenix Companies, Inc.).

              PXP is the wholly-owned investment management subsidiary of PNX and has served investors for over 70 years. As of March 31, 2006, PXP had approximately $50.5 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

                          MORE INFORMATION ABOUT HARRIS

              Harris is located at 190 South LaSalle Street, 4th Floor, Chicago, Illinois 60603. Harris, an investment adviser registered under the Investment Advisers Act of 1940, is a wholly-owned subsidiary of Harris Bankcorp, Inc., which is a wholly-owned subsidiary of Harris Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution. The following persons serve as the directors and principal executive officers of Harris at the address for Harris listed above: Donald G.
M. Coxe, Chairman of the Board, Chief Strategist, and Director; Gilles G. Ouellette, Director; William O. Leszinske, Director, President and Chief Investment Officer; Barry M. Cooper, Director; Randall J. Johnson, Treasurer and Chief Financial Officer; Atul Tiwari, Director; Timothy R. Kane, Secretary; and William A. Downe, Director. The principal occupation of the principal executive officers is the officer's position with Harris.

              Harris had approximately $21.7 billion in assets under management as of December 31, 2005.

PRIOR PERFORMANCE OF HARRIS
         The performance information shown below represents a composite of the prior performance of all discretionary accounts eligible for inclusion in the composite managed by Harris with substantially similar investment objectives, policies and strategies as the Phoenix Nifty Fifty Fund and the Phoenix Capital Growth Fund. Equity composites are comprised of equity only accounts and include cash. The dispersion of annual returns is measured by the standard deviation of the asset-weighted portfolio returns represented within the composite for the full year. Performance results are net of account fees and expenses, and assume all dividends and distributions have been reinvested. With the exception of one account, the discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance of the composite. Harris's performance results would have been lower had Fund expenses been used. The composite performance does not represent the historical performance of the Funds and should not be interpreted as indicative of the future performance of the Phoenix Nifty Fifty Fund or the Phoenix Capital Growth Fund, as the case may be.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS             1 YEAR        5 YEARS       SINCE
(FOR PERIODS ENDED 12/31/05)                                       INCEPTION
--------------------------------------------------------------------------------
Harris Large Cap Growth Composite         8.05%        (1.59)%       6.97%
--------------------------------------------------------------------------------
Phoenix Nifty Fifty Fund                  3.79%        (9.35)%       2.30%
--------------------------------------------------------------------------------
Phoenix Capital Growth Fund               3.46%        (8.02)%       2.10%
--------------------------------------------------------------------------------
S&P 500(R) Index(1)                       4.93%         0.55%        8.76%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index(2)           5.26%        (3.58)%       6.33%
--------------------------------------------------------------------------------

(1) The S&P 500(R) Index is a market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.
(2) The Russell 1000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.
(*)Since inception is the commencement of the Harris Large Cap Growth Composite which was April 1, 1996.

       The net annual returns for the Harris Large Cap Growth Composite were calculated on a time-weighted, asset-weighted, total-return basis, including a 0.60% management fee charged on a quarterly basis (which represents the highest advisory fee), commissions on securities transactions, margin interest paid, and dividend and interest earned. This method differs from the method used by the Securities and Exchange Commission.

                           MORE INFORMATION ABOUT EAM

       EAM is located at 600 North Rosemead Blvd., Pasadena, California 91107-2133. All of the outstanding stock of EAM is owned by PXP. Malcolm Axon serves as the principal executive officer of EAM and does not serve as a Trustee or Officer of the Trusts.

              INFORMATION ABOUT PHOENIX EQUITY PLANNING CORPORATION

       Phoenix Equity Planning Corporation ("PEPCO") acts as national distributor of the Funds. PEPCO is an indirect, wholly-owned subsidiary of PNX. For the fiscal years ended in 2005, PEPCO retained net selling commissions and deferred sales charges for each of the Funds as indicated in the table below:

-------------------------------------------------------------------------------------------------------------------
                                                               NET SELLING COMMISSIONS      DEFERRED SALES CHARGES
             FUND                    FISCAL YEAR ENDED            RETAINED BY PEPCO            RECEIVED BY PEPCO
-------------------------------------------------------------------------------------------------------------------
 Capital Growth Fund             October 31, 2005                  $12,426                      $27,837
------------------------------- ---------------------------- ---------------------------- -------------------------
 Mid-Cap Growth Fund             October 31, 2005                    4,284                       40,153
------------------------------- ---------------------------- ---------------------------- -------------------------
 Nifty Fifty Fund                December 31, 2005                     752                       18,745
-------------------------------------------------------------------------------------------------------------------

       In addition, each Fund pays PEPCO distribution and/or service (12b-1) fees at an annual rate of 0.25% for Class A shares and 1.00% for Class B and Class C shares applied to the average daily net assets of each respective class. The table below shows the 12b-1 fees paid by each of the Funds, the amounts retained by PEPCO as principal underwriter, and the amounts paid to unaffiliated broker-dealers for the respective fiscal years ended in 2005.

-------------------------------------------------------------------------------------------------------------------
                                                                                               12b-1 FEES PAID TO
                                                                                                  UNAFFILIATED
                               FISCAL YEAR          12b-1 FEES PAID      12b-1 FEES RETAINED     BROKER-DEALERS
          FUND                    ENDED                 BY FUND                 BY PEPCO            BY PEPCO
------------------------- ---------------------- ---------------------- --------------------- ---------------------
 Capital Growth Fund       October 31, 2005          $1,908,206             $133,666              $1,774,540
------------------------- ---------------------- ---------------------- --------------------- ---------------------
 Mid-Cap Growth Fund       October 31, 2005             533,669              126,948                 406,721
------------------------- ---------------------- ---------------------- --------------------- ---------------------
 Nifty Fifty Fund          December 31, 2005            320,608               80,860                 239,748
-------------------------------------------------------------------------------------------------------------------

       PEPCO also acts as financial agent for each of the Funds. The table below shows the administrative fees paid by each of the Funds to PEPCO, as well as the amounts paid out by PEPCO to PFPC Inc., as subagent (unaffiliated) for the respective fiscal years ended in 2005.

-------------------------------------------------------------------------------------------------------------------
                                         FISCAL YEAR             ADMINISTRATIVE FEES            FEES PAID TO
             FUND                           ENDED                   PAID TO PEPCO             SUBAGENT BY PEPCO
------------------------------- ---------------------------- ---------------------------- -------------------------
 Capital Growth Fund             October 31, 2005                      $437,948                   $376,132
------------------------------- ---------------------------- ---------------------------- -------------------------
 Mid-Cap Growth Fund             October 31, 2005                       128,388                     87,029
------------------------------- ---------------------------- ---------------------------- -------------------------
 Nifty Fifty Fund                December 31, 2005                       75,610                     38,221
-------------------------------------------------------------------------------------------------------------------

       PEPCO also acts as transfer agent for each of the Funds. The table below shows the transfer agent fees paid by each of the Funds to PEPCO, as well as the amounts paid out by PEPCO to Boston Financial Data Services, Inc., as subagent (unaffiliated) for the respective fiscal years ended in 2005.


-------------------------------------------------------------------------------------------------------------------
                                         FISCAL YEAR             TRANSFER AGENT FEES            FEES PAID TO
             FUND                           ENDED                   PAID TO PEPCO             SUBAGENT BY PEPCO
------------------------------- ---------------------------- ---------------------------- -------------------------
 Capital Growth Fund             October 31, 2005                    $1,962,775                 $1,159,536
------------------------------- ---------------------------- ---------------------------- -------------------------
 Mid-Cap Growth Fund             October 31, 2005                       422,093                    250,323
------------------------------- ---------------------------- ---------------------------- -------------------------
 Nifty Fifty Fund                December 31, 2005                      254,518                    177,150
-------------------------------------------------------------------------------------------------------------------

These services will continue to be provided if Proposal 1 is approved.

                           SHARE OWNERSHIP INFORMATION

              As of the Record Date, the following chart lists those shareholders who beneficially owned 5% or more of the outstanding shares of the Trusts.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER        PERCENT
NAME OF SHAREHOLDER                             FUND/CLASS                                         OF SHARES      OF CLASS
------------------------------------------------------------------------------------------------------------------------------
Ralph C. Elwood                                 Mid-Cap Growth Fund--Class C                       3,645.833       10.23%
600 Queen Elizabeth Driveway
Ottawa Ontario
Canada K15 3N5
------------------------------------------------------------------------------------------------------------------------------
First Clearing, LLC                             Mid-Cap Growth Fund--Class C                       1,932.562        5.42
A/C XXXX-0230
Diane Lahti &
William Lahti Jt. Ten.
8912 Oxbridge Ct.
Raleigh, NC 27613
------------------------------------------------------------------------------------------------------------------------------
MLPF&S for the Sole Benefit of its Customers    Mid-Cap Growth Fund--Class B                      46,750.804        6.38
Attn:  Fund Administration                      Mid-Cap Growth Fund--Class C                       2,929.308        8.22
4800 Deer Lake Drive East                       Nifty Fifty Fund--Class A                        679,495.707       31.89
Jacksonville, FL 32246-6484                     Nifty Fifty Fund--Class B                         77,845.844       19.28
                                                Nifty Fifty Fund--Class C                        179,287.668       47.68
------------------------------------------------------------------------------------------------------------------------------
Phoenix Equity Planning Corp.                   Mid-Cap Growth Fund--Class C                       5,133.470       14.40
56 Prospect Street
Hartford, CT 06013
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER        PERCENT
NAME OF SHAREHOLDER                             FUND/CLASS                                         OF SHARES      OF CLASS
------------------------------------------------------------------------------------------------------------------------------
Southwest Securities Inc. FBO                   Mid-Cap Growth Fund--Class C                       4,580.499       12.85
Craig Sheyon
SWS Securities Inc.
as Rollover IRA Custodian
P. O. Box 509022
Dallas, TX 75250-9002
------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Investments LLC                     Mid-Cap Growth Fund--Class C                       2,064.410        5.79
A/C XXXX-1041
608 Second Avenue South
Minneapolis, MN 55402-1927
------------------------------------------------------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

              The Funds do not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions.

                                 OTHER BUSINESS

              The Boards of Trustees knows of no other business to be brought before the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereupon in their discretion.

              Under the provisions of the Trusts' charter documents and applicable law, no annual meeting of shareholders is required, and the Trusts do not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Trusts within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of each Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Trusts will assist in communicating to other shareholders about such meeting.

              As of May 17, 2006, the officers and Trustees of the Trusts owned less than 1% of the outstanding shares of the Trusts.

              PLEASE VOTE BY COMPLETING THE ENCLOSED PROXY CARD(S) AND RETURNING THE CARD(S) BY JUNE 27, 2006 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE OR BY LOGGING ON TO THE INTERNET AT HTTPS://VOTE.PROXY-DIRECT.COM OR BY TELEPHONE BY CALLING TOLL-FREE 866-241-6192.

By order of the Board of Trustees

                                            /s/ Kevin J. Carr, Esq.
                                           -------------------------------------
                                           Name: Kevin J. Carr, Esq.
                                           Title: Secretary

                                                                       Exhibit A
                                                                       ---------


                              [NAME OF FUND/TRUST]

                      FORM OF INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT, effective as of the ____ day of ____________, 2006 (the "Contract Date") by and between [NAME OF FUND/TRUST], a Delaware business trust (the "Trust") and Phoenix Investment Counsel, Inc., a Massachusetts corporation (the "Adviser").

WITNESSETH THAT:

     1. The Trust hereby appoints the Adviser to act as investment adviser to the Trust on behalf of the portfolio series of the Trust established and designated by the Board of Trustees of the Trust (the "Trustees") on or before the date hereof, as listed on attached Schedule A (collectively, the "Existing Series"), for the period and on the terms set forth herein. The Adviser accepts such appointment and agrees to render the services described in this Agreement for the compensation herein provided.

     2. In the event that the Trustees desire to retain the Adviser to render investment advisory services hereunder with respect to one or more of the additional series (the "Additional Series"), by agreement in writing, the Trust and the Adviser may agree to amend Schedule A to include such Additional Series, whereupon such Additional Series shall become subject to the terms and conditions of this Agreement.

     3. The Adviser shall furnish continuously an investment program for the portfolio of the Existing Series and the portfolio of any Additional Series which may become subject to the terms and conditions set forth herein (sometimes collectively referred to as the "Series") and shall manage the investment and reinvestment of the assets of the portfolio of each Series, subject at all times to the supervision of the Trustees.

     4. With respect to managing the investment and reinvestment of the portfolio of the Series' assets, the Adviser shall provide, at its own expense:

        (a)  Investment research, advice and supervision;

        (b) An investment program for each Series consistent with its investment objectives, policies and procedures;

        (c) Implementation of the investment program for each Series including the purchase and sale of securities;

        (d) Implementation of an investment program designed to manage cash, cash equivalents and short-term investments for a Series with respect to assets designated from time to time to be managed by a subadviser to such Series;

        (e)  Advice and assistance on the general operations of the Trust; and

        (f) Regular reports to the Trustees on the implementation of each Series' investment program.

     5. The Adviser shall, for all purposes herein, be deemed to be an independent contractor.

     6. The Adviser shall furnish at its own expense, or pay the expenses of the Trust, for the following:

        (a)  Office facilities, including office space, furniture and equipment;

        (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work);

        (c) Except as otherwise approved by the Board, personnel to serve without salaries from the Trust as officers or agents of the Trust. The Adviser need not provide personnel to perform, or pay the expenses of the Trust for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, registrar, dividend disbursing agent, auditors and legal counsel;

        (d) Compensation and expenses, if any, of the Trustees who are also full-time employees of the Adviser or any of its affiliates; and

        (e) Any subadviser recommended by the Adviser and appointed to act on behalf of the Trust.

     7. All costs and expenses not specifically enumerated herein as payable by the Adviser shall be paid by the Trust. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of Adviser personnel attending Trustee meetings as required, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Additionally, if authorized by the Trustees, the Trust shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

     8. The Adviser shall adhere to all applicable policies and procedures as adopted from time to time by the Trustees, including but not limited to the following:

        (a) Code of Ethics. The Adviser shall adopt a Code of Ethics designed to prevent "access persons" (as defined therein in accordance with Rule 17j-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act")) from engaging in fraudulent acts or transactions that are, or have the potential of being viewed as, a conflict of interest, and shall monitor for compliance with its Code of Ethics and report any violations to the Trust's Compliance Officer.

        (b) Policy with Respect to Brokerage Allocation. The Adviser shall have full trading discretion in selecting brokers for Series transactions on a day to day basis so long as each selection is in conformance with the Trust's Policy with Respect to Brokerage Allocation. Such discretion shall include use of "soft dollars" for certain broker and research services, also in conformance with the Trust's Policy with Respect to Brokerage Allocation. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

        (c) Procedures for the Determination of Liquidity of Assets. It shall be the responsibility of the Adviser to monitor the Series' assets that are not liquid, making such determinations as to liquidity of a particular asset as may be necessary, in accordance with the Trust's Procedures for the Determination of Liquidity of Assets. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

        (d) Policy with Respect to Proxy Voting. In the absence of specific direction to the contrary and in a manner consistent with the Trust's Policy with Respect to Proxy Voting, the Adviser shall be responsible for voting proxies with respect to portfolio holdings of the Trust. The Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets under management by the Adviser in accordance with such policies and procedures adopted or approved by each Series'. Unless the Fund gives the Adviser written instructions to the contrary, the Adviser will, in compliance with the proxy voting procedures of the Series then in effect or approved by the Series, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which the assets of the Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Adviser (or designee) all proxies upon receipt so as to afford the Adviser a reasonable amount of time in which to determine how to vote such proxies. The Adviser agrees to provide the Trust with quarterly proxy voting reports in such form as the Trust may request from time to time. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

        (e) Procedures for the Valuation of Securities. It shall be the responsibility of the Adviser to fully comply with the Trust's Procedures for the Valuation of Securities. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

     9. For providing the services and assuming the expenses outlined herein, the Trust agrees that the Adviser shall be compensated as follows:

        (a) The Trust shall pay a monthly fee calculated at an annual rate as specified in Schedule A. The amounts payable to the Adviser with respect to the Series shall be based upon the average of the values of the net assets of the Series as of the close of business each day, computed in accordance with the Trust's Declaration of Trust.

        (b) Compensation shall accrue immediately upon the effective date of this Agreement.

        (c) If there is termination of this Agreement with respect to any Series during a month, the Series' fee for that month shall be proportionately computed upon the average of the daily net asset values of such Series for such partial period in such month.

        (d) The Adviser agrees to reimburse the Trust for the amount, if any, by which the total operating and management expenses of the portfolio of any Series (including the Adviser's compensation, pursuant to this paragraph, but excluding taxes, interest, costs of portfolio acquisitions and dispositions and extraordinary expenses), for any "fiscal year" exceed the level of expenses which such Series is permitted to bear under the most restrictive expense limitation (which is not waived by the State) imposed on open-end investment companies by any state in which shares of such Series are then qualified. Such reimbursement, if any, will be made by the Adviser to the Trust within five days after the end of each month. For the purpose of this subparagraph (d), the term "fiscal year" shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

     10. The services of the Adviser to the Trust are not to be deemed exclusive, the Adviser being free to render services to others and to engage in other activities. Without relieving the Adviser of its duties hereunder and subject to the prior approval of the Trustees and subject further to compliance with applicable provisions of the Investment Company Act, as amended, the Adviser may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of this Agreement upon such terms and conditions as may be mutually agreed upon among the Trust, the Adviser and any such agent.

     11. The Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties hereunder.

     12. It is understood that:

        (a) Trustees, officers, employees, agents and shareholders of the Trust are or may be "interested persons" of the Adviser as directors, officers, stockholders or otherwise;

        (b) Directors, officers, employees, agents and stockholders of the Adviser are or may be "interested persons" of the Trust as Trustees, officers, shareholders or otherwise; and

        (c) The existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder.

     13. This Agreement shall become effective with respect to the Existing Series as of the date stated above, and with respect to any Additional Series, on the date specified in any amendment to this Agreement reflecting the addition of each Additional Series in accordance with paragraph 2 (the "Amendment Date"). Unless terminated as herein provided, this Agreement shall remain in full force and effect until December 31, 2007 with respect to each Existing Series and until December 31st of the first full calendar year following the Amendment Date with respect to each Additional Series, and shall continue in full force and effect for periods of one year thereafter with respect to each Series so long as
(a) such continuance with respect to any such Series is approved at least annually by either the Trustees or by a "vote of the majority of the outstanding voting securities" of such Series and (b) the terms and any renewal of this Agreement with respect to any such Series have been approved by a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" of any such party cast in person at a meeting called for the purpose of voting on such approval.

     Any approval of this Agreement by a vote of the holders of a "majority of the outstanding voting securities" of any Series shall be effective to continue this Agreement with respect to such Series notwithstanding (a) that this Agreement has not been approved by a "vote of a majority of the outstanding voting securities" of any other Series of the Trust affected thereby and (b) that this Agreement has not been approved by the holders of a "vote of a majority of the outstanding voting securities" of the Trust, unless either such additional approval shall be required by any other applicable law or otherwise.

     14. The Trust may terminate this Agreement with respect to the Trust or to any Series upon 60 days' written notice to the Adviser at any time, without the payment of any penalty, by vote of the Trustees or, as to each Series, by a "vote of the majority of the outstanding voting securities" of such Series. The Adviser may terminate this Agreement upon 60 days' written notice to the Trust, without the payment of any penalty. This Agreement shall immediately terminate in the event of its "assignment".

     15. The terms "majority of the outstanding voting securities", "interested persons" and "assignment", when used herein, shall have the respective meanings in the Investment Company Act.

     16. In the event of termination of this Agreement, or at the request of the Adviser, the Trust will eliminate all reference to "Phoenix" from its name, and will not thereafter transact business in a name using the word "Phoenix" in any form or combination whatsoever, or otherwise use the word "Phoenix" as a part of its name. The Trust will thereafter in all prospectuses, advertising materials, letterheads, and other material designed to be read by investors or prospective investors delete from the name the word "Phoenix" or any approximation thereof. If the Adviser chooses to withdraw the Trust's right to use the word "Phoenix," it agrees to submit the question of continuing this Agreement to a vote of the Trust's shareholders at the time of such withdrawal.

     17. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or be binding upon or impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

     18. This Agreement shall be construed and the rights and obligations of the parties hereunder enforced in accordance with the laws of the State of Delaware.

     19. Subject to the duty of the Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and any Additional Series that may be named, and the actions of the Adviser and the Trust in respect thereof.

     20. The Adviser will not advise or act on behalf of the Series in regard to class action filings, with respect to any securities held in the Series portfolio.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

                                      [NAME OF FUND/TRUST]


                                      By:
                                          --------------------------------
                                      Name:
                                      Title:




                                      PHOENIX INVESTMENT COUNSEL, INC.


                                      By:
                                         ---------------------------------
                                      Name:
                                      Title:

                                   SCHEDULE A

                  SERIES                          ANNUAL INVESTMENT ADVISORY FEE
                  ------




[name of series]                                           [fees]

                                                                       Exhibit B
                                                                       ---------

                                     FORM OF

                              [NAME OF FUND/TRUST]

                              SUBADVISORY AGREEMENT
                              ---------------------

                                                                  [   ], 200[  ]

Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, IL 60690

RE: SUBADVISORY AGREEMENT

Ladies and Gentlemen:

[NAME OF FUND/TRUST] (the "Trust") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series (collectively, sometimes hereafter referred to as the "Series").

Phoenix Investment Counsel, Inc. (the "Adviser") evaluates and recommends series subadvisers for the Series and is responsible for the day-to-day management of the Series.

1. Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Harris Investment Management, Inc. (the "Subadviser") as a discretionary series subadviser to invest and reinvest the assets of each of the Series set forth on Schedule F attached hereto (the "Designated Series") on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive by reason of this Agreement (and without prejudice to any applicable restrictions set forth in any other written agreement between the Subadviser or any of its affiliates, on the one hand, and the Adviser or any of its affiliates, on the other hand); the Subadviser may (subject to the terms of any such other written agreements) render services to others and engage in other activities that do not conflict in any material manner with the Subadviser's performance hereunder.

2. Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a discretionary series subadviser of each of the Designated Series and agrees to use its best professional judgment to make investment decisions for each such Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof.

3. Services of Subadviser. In providing management services to each of the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to such Designated Series and as set forth in the Trust's then current prospectus ("Prospectus") and statement of additional information ("Statement of Additional Information") filed with the Securities and Exchange Commission (the "SEC") as part of the Trust's Registration Statement, as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Trust (the "Trustees"), and to instructions from the Adviser. The Subadviser shall not, without the Trust's prior written approval, effect any transactions that would cause any Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies applicable to such Designated Series.

4. Transaction Procedures. All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the custodian(s) from time to time designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

5. Allocation of Portfolio Transactions. The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets in which the transactions will be executed.

     A. In placing orders for the sale and purchase of the Designated Series' securities for the Trust, the Subadviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser's overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.

     B. The Subadviser may manage other portfolios and expects that the Trust and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages in accordance with the policies with respect to the execution of portfolio transactions as set forth in the Fund's then current Prospectus and Statement of Additional Information, as amended from time to time, and under the Act. Securities purchased or proceeds of securities sold through aggregated orders shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds shall generally be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders.

     C. The Subadviser shall not execute any transactions for the Designated Series with a broker or dealer that is an "affiliated person" (as defined in the Act) of the Trust, the Subadviser or the Adviser unless such execution is in compliance with the procedures and standards adopted by the Board of Trustees, as set forth in the Fund's then current Prospectus and Statement of Additional Information, as amended from time to time, and under the Act. The Trust shall provide the Subadviser with a list of brokers and dealers that are "affiliated persons" of the Trust or the Adviser and will notify the Subadviser as promptly as practicable when such list changes.

6.   Proxies.

     A. The Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, the Subadviser or an agent designated by the Subadviser will, in compliance with the proxy voting procedures of the Designated Series then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Trust to file Form N-PX as required by Rule 30b1-4 under the Act.

     B. The Subadviser is authorized to deal with reorganizations and exchange offers with respect to securities held in the Series in such manner as the Subadviser deems advisable, unless the Trust or the Adviser otherwise specifically directs in writing.

7. Prohibited Conduct. In providing the services described in this Agreement, the Subadviser's responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Trust or any other investment company sponsored by Phoenix Investment Partners, Ltd. regarding transactions for the Trust in securities or other assets. The Trust shall provide the Subadviser with a list of investment companies sponsored by Phoenix Investment Partners, Ltd. and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. In addition, the Subadviser shall not, without the prior written consent of the Trust and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

8.   Information and Reports.

     A. The Subadviser shall keep the Trust and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Trust, the Adviser and their respective officers with such reports concerning the obligations the Subadviser has assumed under this Agreement as the Trust and the Adviser may from time to time reasonably request. In addition, prior to each regular meeting of the Trustees, the Subadviser shall provide the Adviser and the Trustees with reports regarding the Subadviser's management of the Designated Series managed by the Subadviser during the most recently completed quarter which reports: (i) shall include, to the extent possible, Subadviser's representation that its performance of its investment management duties hereunder is in compliance with the Trust's investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.

     B. Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser's or the Subadviser's respective knowledge, of each affiliated person, as defined under
         Section 2(a)(3) of the Act, and any affiliated person of such an affiliated person, of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

     C. The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by the Trust with the SEC.

9. Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the investment advisory agreement between the Trust and the Adviser (the "Advisory Agreement"), the Adviser is solely responsible for the payment of fees to the Subadviser.

10. Limitation of Liability. The Subadviser shall not by reason of this Agreement (and without prejudice to any liabilities the Subadviser may have pursuant to any other written agreement between the Subadviser or any of its affiliates, on the one hand, and the Adviser or any of its affiliates, on the other hand) be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions or laws or regulations applicable to any of the Designated Series as defined in the Prospectus and Statement of Additional Information or under the Act or other applicable laws or regulations, as applicable, and that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder.

11. Confidentiality. Subject to the duty of the Subadviser and the Trust to comply with applicable law (but without prejudice to any applicable restrictions set forth in any other written agreement between the Subadviser or any of its affiliates, on the one hand, and the Adviser or any of its affiliates, on the other hand), including any demand of any regulatory or taxing authority having jurisdiction, the Subadviser shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Trust in respect thereof.

12. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment as defined in
     Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new subadvisory agreement.

13. Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees (without prejudice to any applicable requirements set forth in any other written agreement between the Subadviser or any of its affiliates, on the one hand, and the Adviser or any of its affiliates, on the other hand) that:

     A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940, as amended ("Advisers Act").

     B. It will maintain, keep current and preserve on behalf of the Trust, in the manner required or permitted by the Act and the rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Trust, and shall be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either. The Trust acknowledges that Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

     C. It shall maintain a written code of ethics (the "Code of Ethics") complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the Act and shall provide the Trust and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined under Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant federal securities laws, and if such a violation has occurred or the code of ethics of the Trust, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. Annually, the Subadviser shall furnish to the Trust and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser's Code of Ethics to the Trust and the Adviser. The Subadviser shall permit the Trust and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.

     D. It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect to the Trust could affect the Trust, by the Trust, of federal securities laws, as defined in Rule 38a-1 under the Act, and that the Subadviser has provided the Trust with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Trust. The Subadviser agrees to cooperate with periodic reviews by the Trust's compliance personnel of the Subadviser's policies and procedures, their operation and implementation and other compliance matters and to provide to the Trust from time to time such additional information and certifications in respect of the Subadviser's policies and procedures, compliance by the Subadviser with federal securities laws and related matters and the Trust's compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.

     E. Reference is hereby made to the Declaration of Trust dated August 17, 2000, as subsequently amended, establishing the Trust, a copy of which has been filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name "Phoenix - Engemann Funds" refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

14. Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Trust, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Trustees and the shareholders of the Designated Series as and to the extent required by the Act.

15. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until December 31, 2007. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

16. Termination. This Agreement may be terminated as to the entire Trust or any individual Designated Series by any of the Adviser, the Subadviser or the Trust without penalty hereunder, immediately upon written notice to the other parties in the event of a material breach of any provision thereof by a party so notified, or otherwise upon sixty (60) days' written notice to the other parties, but any such termination shall not affect the obligations or liabilities of any party hereto to the other parties with respect to events occurring prior to such termination. In the event that this Agreement is terminated pursuant to the immediately preceding sentence with respect to some but not all of the

     Designated Series, this Agreement shall remain in full force and effect in accordance with its terms with respect to each of the remaining Designated Series with respect to which it has not been terminated.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

19. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

     (a) To Phoenix or the Trust at:

         Phoenix Investment Counsel, Inc.
         56 Prospect Street
         Hartford, CT 06115
         Attn:  John H. Beers, Vice President and Clerk
         Telephone:  (860) 403-5050
         Facsimile:  (860) 403-7251
         Email:  john.beers@phoenixwm.com

     (b) To Harris Investment Management, Inc. at:

         Harris Investment Management, Inc.
         111 West Monroe
         Chicago, IL 60603
         Attn:  Paul Reagan
         Facsimile:  (312) 461-3167

20. Certifications. The Subadviser hereby warrants and represents that it will provide, to the extent compliant with all applicable laws, the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Trust necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Subadviser's duties and responsibilities under this Agreement. Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

21. Indemnification. The Adviser agrees (without prejudice to any applicable indemnification provisions set forth in any other written agreement between the Subadviser or any of its affiliates, on the one hand, and the Adviser or any of its affiliates, on the other hand) to indemnify and hold harmless the Subadviser and the Subadviser's directors, officers, employees and agents from and against any and all losses, liabilities, claims, damages, and expenses whatsoever, including reasonable attorneys' fees (collectively, "Losses"), arising out of or relating to (A) any breach by the Adviser of any provision of this Agreement, (B) the negligence, willful misconduct, bad faith, or breach of fiduciary duty of the Adviser, (C) any violation by the Adviser of any law or regulation relating to its activities under this Agreement or (D) any dispute between the Adviser and any Trust shareholder, in each such case, except to the extent that such Losses result from the gross negligence, willful misconduct, bad faith of the Subadviser or the Subadviser's reckless disregard of its obligations and duties hereunder; provided, however, that in no event shall the Adviser be required to indemnify and hold harmless the Subadviser or any of the Subadviser's directors, officers, employees or agents (i) in respect of (and solely to the extent of) any matter for which the Subadviser is required, pursuant to that certain Transaction Agreement, dated as of March 27, 2006, by and among the Adviser, the Subadviser, Harris Financial Corp. and Phoenix Investment Partners, Ltd. (the "Transaction Agreement"), to indemnify and hold harmless any PIC Indemnified Party (as such term is defined in the Transaction Agreement), or (ii) to the extent that any matter for which indemnification would otherwise be available to the Subadviser hereunder has arisen out of, is based upon or results from a breach by the Subadviser or any of its Affiliates (as such term is defined in the Transaction Agreement) of the Transaction Agreement or of that certain Strategic Partnership Agreement, dated as of March 27, 2006, by and between the Adviser and Subadviser.

22. Receipt of Disclosure Document. The Trust acknowledges receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part II of the Subadviser's Form ADV containing certain information concerning the Subadviser and the nature of its business.

23. Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

                                     [NAME OF FUND/TRUST]


                                     By:
                                        ---------------------------------------
                                          Name:
                                          Title:

                                     PHOENIX INVESTMENT COUNSEL, INC.


                                     By:
                                        ---------------------------------------
                                          Name:
                                          Title:


ACCEPTED:

HARRIS INVESTMENT MANAGEMENT, INC.

By:
  ----------------------------------------
    Name:
    Title:

SCHEDULES:  A. Operational Procedures
            B. Record Keeping Requirements
            C. Fee Schedule
            D. Subadviser Functions
            E. Form of Sub-Certification
            F. Designated Series

                                   SCHEDULE A
                                   ----------

                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied by Subadviser to State Street and Bank Trust Company (the "Custodian") and PFPC, Inc., (the "Sub-Accounting Agent") for the Trust.

The Subadviser must furnish the Custodian and the Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade each day the Trust is open for business. (Subadviser will be responsible for reimbursement to the Trust for any loss caused by the Subadviser's failure to comply.) It is permissible to send the necessary information via facsimile machine to the Custodian and the Sub-Accounting Agent. Information provided to the Custodian and the Sub-Accounting Agent shall include the following:

   1. Purchase or sale;
   2. Security name;
   3. CUSIP number, ISIN or Sedols (as applicable);
   4. Number of shares and sales price per share or aggregate principal amount;
   5. Executing broker;
   6. Settlement agent;
   7. Trade date;
   8. Settlement date;
   9. Aggregate commission or if a net trade;
  10. Interest purchased or sold from interest bearing security;
  11. Other fees;
  12. Net proceeds of the transaction;
  13. Exchange where trade was executed; and
  14. Trade commission reason: best execution, soft dollar or research.

When opening accounts with brokers for, and in the name of, the Trust, the account must be a cash account. No margin accounts are to be maintained in the name of the Trust. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Sub-Accounting Agent will provide a five day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

                                   SCHEDULE B
                                   ----------

                   RECORDS TO BE MAINTAINED BY THE SUBADVISER

1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

         A. The name of the broker;

         B. The terms and conditions of the order and of any modifications or cancellations thereof;
         C. The time of entry or cancellation;
         D. The price at which executed;
         E. The time of receipt of a report of execution; and
         F. The name of the person who placed the order on behalf of the Trust.

2.   (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
     (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

     A.  Shall include the consideration given to:
         (i)  The sale of shares of the Trust by brokers or dealers.
         (ii) The supplying of services or benefits by brokers or dealers to:
              (a)  The Trust,
              (b) The Adviser,
              (c) The Subadviser, and
              (d) Any person other than the foregoing.
         (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.
     B.  Shall show the nature of the services or benefits made available.
     C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
     D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment Advisers by rule adopted under
     Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser's transactions for the Trust.

5. Records as necessary under Board-approved Phoenix - Engemann Fund's valuation policies and procedures.


















---------------------
* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

     (a) For services provided hereunder, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee with respect to each Designated Series, payable in arrears, at the annual rate stated in paragraph
(b) below. The fees payable in respect of a Designated Series shall be prorated for any month during which this Agreement is in effect for only a portion of the month with respect to such Designated Series. In computing the fee to be paid to the Subadviser, the net asset value of the Trust and each Designated Series shall be valued as set forth in the then-current registration statement of the Trust.

     (b) The fee to be paid by the Adviser to the Subadviser with respect to each Designated Series shall be at the annual sub-advisory fee rate set forth opposite such Designated Series' name below; provided, however, that, in the event there is any reduction after the date of the Transaction Agreement in the annual advisory fee rate payable by a Designated Series to the Adviser pursuant to the Advisory Agreement, the annual sub-advisory fee rate payable by the Adviser to the Subadviser with respect to such Designated Series automatically shall be reduced by 50% of the amount of such reduction in such annual advisory fee rate (measured in basis points); and provided, further, that, in the event the net advisory fee retained by the Adviser with respect to a Designated Series (for the avoidance of doubt, after taking into account any applicable waivers, reimbursements or other similar offsets or arrangements applicable to such Designated Series that are required to be paid by the Adviser or its affiliates) is less than the annual contractual advisory fee payable by a Designated Series to the Adviser pursuant to the Advisory Agreement, the fee to be paid by the Adviser to the Subadviser with respect to such Designated Series automatically shall be reduced by 50% of the amount of such difference between such contractual advisory fee rate and such net advisory fee actually retained by the Adviser with respect to such Designated Series (and the Subadviser agrees promptly upon request to reimburse to the Adviser any over-payments previously made pursuant to this Agreement to the extent that such amounts ultimately are reasonably determined by the Adviser to be in excess of the amounts required to be paid pursuant hereto after taking into account any annual or other periodic reimbursements or similar payments required to be made by the Adviser or its affiliates to the Trust or a Designated Series in connection with any such waivers, reimbursements or other similar offsets or arrangements):

NAME OF DESIGNATED SERIES                ANNUAL SUBADVISORY FEE RATE
-------------------------                ---------------------------
-------------------------------------------------------------------------------
          [ ]                                        [ ]
-------------------------------------------------------------------------------
          [ ]                                        [ ]
-------------------------------------------------------------------------------

                                   SCHEDULE D

                              SUBADVISER FUNCTIONS

     With respect to managing the investment and reinvestment of the Designated Series' assets, the Subadviser shall provide, at its own expense:

     (a) An investment program for each Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

     (b) Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Subadviser's Code of Ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Trust relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of each Designated Series' assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Designated Series' limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and vi) the implementation of the Designated Series' investment program, including, without limitation, analysis of Designated Series performance;

     (c) Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Trustees;

     (d) Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

     (e) Notice to the Trustees and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

     (f) Provide reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

                                   SCHEDULE E
                                   ----------

                            FORM OF SUB-CERTIFICATION

To:

Re:   Form N-CSR and Form N-Q Certification for the [Name of Designated Series].

From: [Name of Subadviser]

      Representations in support of Investment Company Act Rule 30b1-5 certifications of Form N-CSR and Form N-Q.

      [Name of Designated Series]

      In connection with your certification responsibility under Rule 30b1-5 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented for the period ended [Date of Reporting Period] (the "Reports") which forms part of the N-CSR or N-Q, as applicable, for the Trust.

                     Schedule of Investments (the "Reports")

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

     a. Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual funds.

     b. Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

     c. In addition, to the best of my knowledge there has been no fraud, whether, or not material, that involves our organization's management or other employees who have a significant role in our organization's control and procedures as they relate to our duties as subadviser to the Trust.

I have read the draft of the Reports which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such drafts of the Reports do not, with respect to the Trust, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Reports.

I have disclosed, based on my most recent evaluation, to the Trust's Chief Accounting Officer:

     a. All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser's internal controls and procedures which could adversely affect the Adviser's ability to record, process, summarize and report financial data with respect to the Trust in a timely fashion;

     b. Any fraud, whether or not material, that involves the Subadviser's management or other employees who have a significant role in the Subadviser's internal controls and procedures for financial reporting as they relate to our duties as Subadviser to the Trust.

I certify that to the best of my knowledge:

     a. The Subadviser's Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the "Code"). The term Portfolio Manager is as defined in the Code.

     b. The Subadviser has complied with the Prospectus and Statement of Additional Information of the Trust and the Policies and Procedures of the Trust as adopted by the Trust's Board of Trustees to the extent they relate to our duties as Subadviser to the Trust.

     c. I have no knowledge of any compliance violations except as disclosed in writing to the Phoenix Compliance Department by me or by the Subadviser's compliance administrator.

     d. The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Trust as outlined above.

This certification relates solely to the Trust named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Trust. The Subadviser's records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Trust's official accounting system. The Subadviser is not responsible for the preparation of the Reports.





-------------------------------             --------------------------
[Name of Authorized Signature]              Date

                                   SCHEDULE F
                                   ----------

                                DESIGNATED SERIES

[SERIES NAME]

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          PLEASE SIGN, DATE AND RETURN YOUR VOTING INSTRUCTIONS TODAY!

Your Proxy Vote is important!

Please detach at perforation before mailing

PROXY                     PHOENIX INVESTMENT TRUST 06                      PROXY
                       (formerly, PHOENIX-ENGEMANN FUNDS)
                on behalf of the Phoenix Nifty Fifty Fund series

                               PHOENIX SERIES FUND
                on behalf Phoenix Capital Growth Fund series and
                       Phoenix Mid-Cap Growth Fund series

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                  June 27, 2006




The undersigned shareholder(s) of Phoenix Investment Trust 06, on behalf of the Phoenix Nifty Fifty Fund series and Phoenix Series Fund, on behalf of the Phoenix Capital Growth Fund series and the Phoenix Mid-Cap Growth Fund series, revoking previous proxies, hereby appoints Kevin J. Carr, Vallerie A. Atwood and Noreen M. O'Connell, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on June 27, 2006, at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06103, at 2:00 p.m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. Phoenix Investment Trust 06 and Phoenix Series Fund, each a Delaware statutory trust, are each referred to herein as a "Trust" and, collectively, as the "Trusts." Each series of a Trust is referred to as a "Fund" and, collectively, as the "Funds" unless otherwise specified.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED.


                                          ______________________________________
                                          ______________________________________

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.


                                          ______________________________________
                                          Signature and Title, if applicable


                                          ______________________________________
                                          Signature (if held jointly)


                                          ________________________________, 2006
                                          Date

         PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
             THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!

TRUSTS
------
PHOENIX INVESTMENT TRUST 06                             [NUMBER OF SHARES OWNED]
PHOENIX SERIES FUND                                     [NUMBER OF SHARES OWNED]

                  Please detach at perforation before mailing.

SHARES HELD ON BEHALF OF THE SHAREHOLDER WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

The Board of Trustees recommends a vote FOR the following proposals.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: |X|

1. Approve an Investment Advisory Agreement between Phoenix Investment Counsel, Inc. ("PIC") and the Phoenix Investment Trust 06, on behalf of the Phoenix Nifty Fifty Fund. Shareholders of the Phoenix Nifty Fifty Fund vote on this proposal.

     FOR | |                        ABSTAIN | |                    AGAINST | |

2. Approve a Subadvisory Agreement between PIC and Harris Investment Management, Inc. Shareholders of the Funds will vote on this proposal.

     PROPOSAL 2A: APPROVAL OF SUBADVISORY AGREEMENT FOR PHOENIX CAPITAL GROWTH FUND

     FOR | |                        ABSTAIN | |                    AGAINST | |

     PROPOSAL 2B: APPROVAL OF SUBADVISORY AGREEMENT FOR PHOENIX MID-CAP GROWTH FUND

     FOR | |                        ABSTAIN | |                    AGAINST | |

     PROPOSAL 2C: APPROVAL OF SUBADVISORY AGREEMENT FOR PHOENIX NIFTY FIFTY FUND

     FOR | |                        ABSTAIN | |                    AGAINST | |

       IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING

                Your vote is important. Please vote immediately.

----------------------------------------    ------------------------------------
           Vote-by-Internet                           Vote-by-Telephone

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

----------------------------------------    ------------------------------------
    Log on to the Internet and go to                   Call toll-free
    https://vote.proxy-direct.com                      1-866-241-6192
----------------------------------------    ------------------------------------

         You should have your proxy card in hand when voting, either by
                           Internet or by telephone.

              If you vote over the Internet or by telephone, please
                             do not mail your card.